                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 8, 1998



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation              No. 1-303        31-0345740
(State or other jurisdiction  (Commission File   (IRS Employer
of incorporation)                Number)           Number)

1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

Item 5.           Other Events
-------           ------------

                  On April 16, 1998, The Kroger Co. filed Registration Statement No. 333-50269 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 (hereinafter referred to as the "Registration Statement"). The Registration Statement provides for the issuance of Securities in an aggregate amount of $800,000,000, and was declared effective on April 29, 1998.

                  On October 18, 1998, The Kroger Co., a wholly-owned subsidiary thereof, and Fred Meyer, Inc., executed an Agreement and Plan of Merger. The combination is to be accounted for as a pooling of interests. Pursuant to Rule 3-05 of Regulation S-X, the Company is filing herewith the required financial statements of Fred Meyer, Inc., along with pro forma financial statements.

Item 7.           Financial Statements, Pro Forma Financial Information and
-------           ---------------------------------------------------------
                  Exhibits
                  --------

                  (c)      Exhibits:

                           23.3 Consent of Deloitte & Touche LLP.

                           99.1 Financial Statements of Fred Meyer, Inc. Incorporated by reference to (i) Exhibit 99.5 of Fred Meyer, Inc.'s Current Report on Form 8-K/A dated March 9, 1998 and filed November 5, 1998 and (ii)
                           Item 1 of Fred Meyer, Inc.'s Quarterly Report on Form 10-Q for the quarter ended August 15, 1998.

                           99.2 Unaudited Pro Forma Combined Financial Data of The Kroger Co. and Fred Meyer, Inc., incorporated by reference to pages 67 through 77 of the Company's Registration Statement on Form S-4 (File No. 333-66961) filed with the Commission on November 6, 1998.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          THE KROGER CO.



December 8, 1998                          By:  /s/ Paul Heldman
                                               Paul Heldman
                                               Senior Vice President,
                                               Secretary, and General
                                               Counsel

                                  EXHIBIT INDEX



Exhibit No.                               Exhibit
-----------                               -------

23.3              Consent of Deloitte & Touche LLP.

99.1 Financial Statements of Fred Meyer, Inc. Incorporated by reference to (i) Exhibit 99.5 of Fred Meyer, Inc.'s Current Report on Form 8-K/A dated March 9, 1998 and filed November 5, 1998 and (ii) Item 1 of Fred Meyer, Inc.'s Quarterly Report on Form 10-Q for the quarter ended August 15, 1998.

99.2              Unaudited Pro Forma Combined Financial Data of The Kroger Co.
                  and Fred Meyer, Inc., incorporated by reference to pages 67 through 77 of the Company's Registration Statement on Form S-4 (File No. 333-66961) filed with the Commission on November 6, 1998.